[MUSTANG LOGO]





                         MUSTANG SOFTWARE, INC.
                           6200 LAKE MING ROAD
                          BAKERSFIELD, CA 93306

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           SUPPLEMENTARY INFORMATION TO THE PROXY STATEMENT
                FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON JUNE 7, 1999
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        The following information is supplementary to the Proxy
Statement dated May 11, 1999 furnished to you in connection with the solicitation of proxies by the board of directors of Mustang Software, Inc. (the "Company" or "Mustang") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Rio Bravo Resort, located at 11200 Lake Ming Road, Bakersfield, California, 93306, on June 7, 1999, at 10:00 a.m. Pacific Daylight Time. The Proxy Statement should be read by shareholders prior to reading these supplementary materials. ADDITIONAL PROXY STATEMENTS MAY BE OBTAINED UP REQUEST FROM THE INVESTOR RELATIONS DEPARTMENT, MUSTANG SOFTWARE, INC., 6200 LAKE MING ROAD, BAKERSFIELD, CA 93306, TELEPHONE (661) 873-2500 AND FAX (661) 873-2457.

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                SUPPLEMENTARY INFORMATION CONCERNING
                PROPOSAL N0. 1   ELECTION OF DIRECTORS
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        Mr. Michael D. Greenbaum has resigned from the board of
directors of the Company and the remaining members of the board have withdrawn him as a nominee for election to the directors at the
Annual Meeting. See "Proposal No. 1   Election of Directors," pages
2-3 of the Proxy Statement.

        As discussed on page 2 of the Proxy Statement, the Company's Bylaws currently provide for a variable board of directors with a range of between five and nine members, with the number currently set at six. The proxy holders will now vote all shares represented by proxies held by them for the election of the five nominees for director discussed on pages 2 to 4 of the Proxy Statement other than Mr. Greenbaum. The proxy holders have no present plans to vote for the election of any other person as a director and thus one position for director may be vacant following the annual meeting as it is now with Mr. Greenbaum's resignation. In accordance with Mustang's Bylaws the board of directors may reduce the authorized number of directors to eliminate the vacancy or elect another person to fill the vacancy. At the Annual Meeting, no proxy will be voted for more than the five nominees for director.

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                       SUBSTITUTE FORM OF PROXY
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        The enclosed substitute form of proxy is solicited by the
board of directors of the Company and may be submitted by shareholders instead of the form of proxy enclosed with the Proxy Statement dated May 11, 1999. The only difference between the enclosed form of proxy and the one sent to you with the Proxy Statement is that the name of Mr. Greenbaum has been removed from the nominees for the board of directors.

        IN THE EVENT THAT ONLY THE EARLIER FORM OF PROXY IS RECEIVED BY THE COMPANY PRIOR TO THE MEETING AND THE SHAREHOLDER DOES NOT ATTEND THE MEETING AND VOTE IN PERSON, IT IS THE INTENTION OF THE PROXY HOLDERS NOT TO VOTE FOR MR. GREENBAUM AND VOTE ONLY FOR THE OTHER FIVE NOMINEES FOR DIRECTOR DISCLOSED IN THE PROXY STATEMENT. THIS IS IN ACCORDANCE WITH INFORMATION PROVIDED ON PAGE 2 OF THE PROXY STATEMENT THAT IF ANY NOMINEE BECOMES UNAVAILABLE OR UNABLE TO SERVE AS A DIRECTOR OF THE COMPANY PRIOR TO THE VOTING, THE PROXY HOLDERS WILL REFRAIN FROM VOTING FOR THE UNAVAILABLE NOMINEE OR WILL VOTE FOR A SUBSTITUTE NOMINEE IN THE EXERCISE OF THEIR BEST JUDGMENT.

        If you do wish to change your vote or if you have not already signed and sent in a form of proxy, please fill in, sign and send in the enclosed form of proxy. A form of proxy dated later will supersede an earlier dated form.

May 20, 1999

                                   By order of the board of directors


                                   /s/ Michael S. Noling


                                   Michael S. Noling, Secretary


[PROXY]

                        MUSTANG SOFTWARE, INC.
                         6200 Lake Ming Road
                    Bakersfield, California 93306

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints James A. Harrer and Donald M. Leonard, and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Mustang Software, Inc. (the "Company") held of record by the undersigned on April 23, 1999, at the Annual Meeting of Shareholders to be held on June 7, 1999 or any adjournments thereof.

        1.     ELECTION OF DIRECTORS
               __ FOR all nominees listed below (except as marked to
                  the contrary below)

               __ WITHHOLD AUTHORITY to vote for all nominees listed below

                  (INSTRUCTION: To withhold authority to vote for any
                   indivdual nominee, strike a line through the nominee's name below.)


                   James A. Harrer        Stanley A. Hirschman
                   Michael S. Noling      Anthony Mazzarella
                   Phillip E. Pearce

         2. To approve amendments to the Company's 1994 Incentive and Nonstatutory Stock Option Plan to increase the total number of shares of Common Stock that can be optioned and sold under the Stock Option Plan to 1,100,000 shares.

                   FOR / /        AGAINST / /   ABSTAIN  / /

         3. To ratify the appointment of Arthur Andersen LLP as independent accountants for the year ending December 31, 1999.

                   FOR / /        AGAINST / /   ABSTAIN / /

         4. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                              Dated: ______________________, 1999

                              ___________________________________
                                      (Signature)
                              ___________________________________
                                     (Signature if held jointly)

                                    Please sign exactly as name
                                    appears below.  When shares are
                                    held by joint tenants, both
                                    should sign.  When signing as an
                                    attorney, as executor,
                                    administrator, trustee or
                                    guardian, please give full title
                                    to such.  If a corporation,
                                    please sign in full corporate
                                    name, by President or other
                                    authorized officer.  If a
                                    partnership, please sign in
                                    partnership name by authorized
                                    person.